This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended May 31, 2004 of Fairholme Funds, Inc (the "company").

I Bruce R. Berkowitz, the President of the company, certify that:


     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


July 30, 2004                              /s/ Bruce R. Berkowitz
-------------------------                  --------------------------
Date:                                      President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended May 31, 2004 of Fairholme Funds, Inc (the "company").

I Keith D.Trauner, the Treasurer of the company, certify that:

     (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


July 30, 2004                              /s/ Keith D.Trauner
-------------------------                  ------------------------
Date                                       Treasurer